PROACTIVE
                             ASSET ALLOCATION FUNDS


                                     [LOGO]




                         THE OPTI-FLEX(R) DYNAMIC FUND


                                 ANNUAL REPORT


                               DECEMBER 31, 1999





                 This report has been prepared for shareholders
               and may be distributed to others only if preceded
                    or accompanied by a current prospectus.


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                      [LOGO] THE OPTI-FLEX(R) DYNAMIC FUND


Dear Fellow OPTI-FLEX(R) DYNAMIC Fund Shareholder:            February 25, 2000

We are very pleased that 1999 was the best performance year in the 3 1/4-year history of our OPTI-FLEX(R) DYNAMIC FUND (OPTIX). As you can see from the table and graph below, our long-term performance is now catching up with our benchmark, the Dow Jones World Stock Index (DJW-X), from the inception of our Fund and for the last 3-year period, and is now exceeding our benchmark for the last 2-year period. In 1999, our OPTIX performance more than doubled the performance of our benchmark.

                  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99

          SINCE INCEPTION    LAST 3-YEAR    LAST 2-YEAR    LAST 1-YEAR
           (10/01/96)          PERIOD         PERIOD         PERIOD
           ----------          ------         ------         ------
OPTIX        +19.0%            +19.4%         +27.3%         +51.1%
DJW-X        +19.2%            +19.6%         +23.1%         +24.5%

Past performance does not guarantee future results. Fund shares fluctuate in value and, when redeemed, may be worth more or less than their initial cost. All returns assume dividends and capital gains are reinvested, and do not reflect a 1% contingent deferred sales charge on Fund shares held less than one year. The charts illustrate a hypothetical $10,000 initial investment on the Fund's inception date of 10/1/96. We invite you to check out our current Fund price, performance figures, Fund Facts, and our current prospectus anytime that you wish on our website at WWW.PROACTIVE-INC.COM/OPTIFUND/NAV.HTML.


[GRAPH] The following information was presented as a line graph:


            OPTIFLEX(R) DYNAMIC FUND vs. DOW JONES WORLD STOCK INDEX
                      OCTOBER 1, 1996 TO DECEMBER 31, 1999

                      DOW JONES WORLD STOCK INDEX   OPTI-FLEX(R) DYNAMIC FUND
                      ---------------------------   -------------------------
     09/30/1996                 $10,000                      $10,000
     12/31/1996                  10,349                       10,322
     03/31/1997                  10,299                       10,403
     06/30/1997                  11,748                       11,014
     09/30/1997                  12,144                       11,565
     12/31/1997                  11,685                       10,840
     03/31/1998                  13,250                       11,685
     06/30/1998                  13,488                       11,051
     09/30/1998                  11,785                       11,529
     12/31/1998                  14,221                       11,629
     03/31/1999                  14,620                       11,763
     06/30/1999                  15,429                       12,474
     09/30/1999                  15,109                       12,796
     12/31/1999                  17,703                       17,566

Our Fund now has a 4 STAR RATING FROM MORNINGSTAR, which is their second highest rating on a scale of 1 to 5, and indicates that our Fund is in the top 30% of all investment companies for the last 3-year period. According to the WWW.MORNINGSTAR.COM web page of 1/4/2000, OPTIX FINISHED 1999 IN THE TOP 6% OF 533 MUTUAL FUNDS IN THEIR DOMESTIC HYBRID CATEGORY FOR THE LAST 3-YEAR PERIOD, AND IN THE TOP 1% OF 716 MUTUAL FUNDS IN THEIR DOMESTIC HYBRID CATEGORY FOR THE LAST 1-YEAR PERIOD.

According to the FUNDS OF FUNDS ASSOCIATION, at WWW.FUNDSOFFUNDS.ORG, based on data provided by LIPPER ANALYTICAL SERVICES, INC., OPTIX PERFORMANCE FOR 1999 RANKED #1 OF 26 FUNDS OF FUNDS IN THEIR CONSERVATIVE ALLOCATION CATEGORY. (Our 1999 performance also exceeded all 27 Funds of Funds in their Moderate Allocation Category and all 33 Funds of Funds in their Aggressive Allocation Category.)

We are particularly pleased that we have just received a Performance Achievement Certificate from Lipper showing that our OPTI-FLEX(R)DYNAMIC FUND RANks NUMBER ONE among 223 mutual funds in their Flexible Portfolio Funds category for the 1-year Period Ending December 31, 1999. THE OPTI-FLEX(R) DYNAMIC FUND


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                      [LOGO] THE OPTI-FLEX(R) DYNAMIC FIND


We were able to achieve our above average Fund performance last year by substantially increasing our investment in the Montgomery Global Long-Short Fund (MNGLX) to over 60% of our portfolio. The performance of MNGLX has continued to exceed our expectations, and we expect it to remain a core holding of our Fund for some time in the future. However, we will continue to closely monitor its performance on a day-by-day basis.

Our Fund performance during 1999 was also enhanced by our becoming more defensive around an interim top in the U.S. stock market the middle of July, and by our becoming much more aggressive in our investment portfolio near the end of October. This proved to be very timely, and contributed to the substantial increase in the value of our Fund during the last quarter of 1999, as shown on the mountain chart below.


[GRAPH] The following information was presented as a line graph:

                          GROWTH OF $10,000 INVESTMENT

                      OPTI-FLEX(R) DYNAMIC FUND
                      -------------------------
     09/30/1996                $10,000
     12/31/1996                 10,322
     03/31/1997                 10,403
     06/30/1997                 11,014
     09/30/1997                 11,565
     12/31/1997                 10,840
     03/31/1998                 11,685
     06/30/1998                 11,051
     09/30/1998                 11,529
     12/31/1998                 11,629
     03/31/1999                 11,763
     06/30/1999                 12,474
     09/30/1999                 12,796
     12/31/1999                 17,566


We believe significant parts of the U.S. stock market are now substantially over-priced. With a heavy calendar of new issues coming to the market, a tightening policy from the Federal Reserve, and rising interest rates, we think it will be much more difficult to achieve substantial gains with a buy-and-hold approach to investing in the U.S. stock market in 2000. We believe our global long-short approach and OPTI-FLEX(R) (OPTImuM-FLexible) DYNAMIC money management strategy is well suited to the diverse stock market action that we expect to continue throughout most of this year.

Note that new accounts with our Fund can normally be opened with as little as $1,000, but can even be opened with only $500 for all IRAs, including Traditional, Roth, and Education IRAs. Our Fund Investment Advisor, PROACTIVE MONEY MANAGEMENT, INC. paid the $8 annual IRA fee for all our Fund accounts in 1999, as well as the $10 annual fee for accounts below $10,000. They have also agreed to pay the same fees for the year 2000.

Please let your representative or us know if you have any questions, or if we can assist you in any way. We believe we are now better equipped than ever before to continue to seek above average market returns with below average market risk. We believe our Fund is A FUND FOR ALL SEASONS.(R) "WE CAN'T CONTROL THE WIND, BUT WE Can ADJUST THE SAILS." Thank you for the confidence you have placed in us.

Sincerely yours,

/s/ C. Martin Unterreiner

C. Martin Unterreiner,
OPTI-FLEX(R) Portfolio Manager


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                       [LOGO] THE OPTI-flex DYNAMIC FUND


                            PORTFOLIO OF INVESTMENTS
                               December 31, 1999


                                                        SHARES           VALUE
                                                  ------------    ------------
REGISTERED INVESTMENT COMPANIES - 100%
   Montgomery Global Long-Short Fund #                 383,683 $    11,947,877
   Oppenheimer Gold and Special Minerals Fund          215,443       2,253,536
   Prudent Bear Fund #                                 572,298       2,111,778
   Rydex Precious Metals Fund #                        323,058       1,476,376
   Van Wagoner Emerging Growth Fund #                   17,243         739,186
   Van Wagoner Micro-Cap Fund #                          4,850         168,722
   Rydex Series Trust Ursa Fund                          5,887          45,917
   Van Wagoner Post-Venture Fund #                         348          13,244
   Rydex Series Trust Arktos Fund                        2,580          11,197
   Van Wagoner Technology Fund #                           133           7,754
   Caldwell & Orkin Market Opportunity Fund                 72           1,335
   Van Kampen American Value Fund #                         53           1,259
   Flex-funds Money Market Fund                         14,368          14,368
                                                                   -----------
TOTAL REGISTERED INVESTMENT COMPANIES
   (Cost $13,824,725)                                               18,792,549
                                                                   -----------

TOTAL INVESTMENTS - 100%
   (Cost $13,824,725)                                          $    18,792,549
                                                                   ===========

#  Represents non-income producing security.

See accompanying notes to financial statements.


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                        [LOGO] THE OPTI-flex DYNAMIC FUND


                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999


 Assets:
    Investments, at market value (cost $13,824,725)     $ 18,792,549
    Interest receivable                                           21
    Prepaid expense and other assets                          16,986
    Total Assets                                          18,809,556

 Liabilities:
    Management fees payable                                       17
    Distribution fees payable                                 29,266
    Shareholder services fees payable                          9,046
    Other accrued liabilities                                 25,524
    Total Liabilities                                         63,853

 Net Assets                                             $ 18,745,703

 Components of Net Assets:
    Capital                                             $ 12,148,920
    Accumulated net investment gain (loss)                  (295,526)
    Accumulated undistributed net realized gains           1,924,485
      from investment transactions
    Net unrealized appreciation of investments             4,967,824
    Total Net Assets                                    $ 18,745,703

 Capital Stock Outstanding                                 1,186,446

 Net Asset Value -- Offering and Redemption Price       $      15.80
     Per Share


 See accompanying notes to financial statements.


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                        [LOGO] THE OPTI-flex DYNAMIC FUND


                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999


 Investment Income:
    Dividends                                     $     91,979
    Interest                                             1,747
    Total Investment Income                             93,726

 Fund Expenses:
    Management fees                                    101,475
    Distribution expense                               101,475
    Transfer agent and accounting fees                  34,129
    Shareholder service fee                             33,825
    Trustee fees                                        30,874
    Administrative fees                                 26,279
    Registration and filing fees                        17,349
    Amortization of organization costs                  14,987
    Custodian fees                                      13,633
    Audit fees                                          12,045
    Insurance expense                                    9,652
    Other expenses                                       4,399
    Total Expenses                                     400,122

       Expenses voluntarily reimbursed by Investment   (75,385)
         Manager
       Distribution expenses reimbursed                 (1,570)

    Net Expenses                                       323,167

 Net Investment Income (Loss)                         (229,441)

 Realized and Unrealized Gains from Investments:
    Net realized gains from investment transactions  1,181,305
    Net realized gains from distributions of           721,080
      realized gains by other investment companies
    Net change in unrealized appreciation of         4,669,767
      investments
    Net Realized and Unrealized Gains from           6,572,152
      Investments

 Net Increase in Net Assets Resulting from        $  6,342,711
    Operations


 See accompanying notes to financial statements.


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                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Year Ended    Year Ended
                                                                   December 31,  December 31,
                                                                     1999          1998

 Increase (Decrease) In Net Assets:

    Operations:
       Net investment income (loss)                               $  (229,441) $   (72,020)
       Net realized gains from investment transactions              1,902,385      640,705
       Net change in unrealized appreciation of investments         4,669,767      365,142
       Net Increase in Net Assets Resulting from Operations         6,342,711      933,827

    Capital Transactions:
       Proceeds from shares subscribed                              1,794,654    1,949,493
       Cost of shares redeemed                                     (2,183,144)  (3,621,361)
       Net Increase (Decrease) in Net Assets Resulting
         from Capital Transactions                                   (388,490)  (1,671,868)


    Total Increase (Decrease) In Net Assets                         5,954,221     (738,041)

    Net Assets - Beginning of Period                               12,791,482   13,529,523

    Net Assets - End of Period                                    $18,745,703  $12,791,482

    Share Transactions:

       Subscribed                                                     152,258      194,882
       Redeemed                                                      (188,799)    (359,249)

       Net Increase (Decrease) in Shares Outstanding                  (36,541)    (164,367)


 See accompanying notes to financial statements.


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                        [LOGO] THE OPTI-flex DYNAMIC FUND


                              FINANCIAL HIGHLIGHTS

                                            Year Ended    Year Ended    Year Ended   October 1, 1996 (1)
                                            December 31,  December 31,  December 31,  through December
                                              1999          1998          1997            31, 1996

 Net Asset Value, Beginning of Period         $  10.46      $   9.75     $  10.13     $  10.00

 Investment Operations:

   Net investment income (loss)                  (0.20)        (0.06)        0.03         0.09
   Net gains from investments (realized           5.54          0.77         0.47         0.23
    and unrealized)

   Total                                          5.34          0.71         0.50         0.32

 Distributions:

   From net investment income                      ---           ---        (0.02)       (0.09)
   From net realized gains                         ---           ---        (0.38)       (0.10)
   In excess of net realized gains                 ---           ---        (0.48)         ---

   Total                                           ---           ---        (0.88)       (0.19)

 Net Asset Value, End of Period               $  15.80      $  10.46     $   9.75     $  10.13

 Total Return (excludes redemption charge):      51.05%         7.28%        5.02%        3.22%(2)

 Ratios/Supplemental Data:

   Net assets, end of period (000)            $ 18,746      $ 12,791     $ 13,530     $  6,806
   Ratio of expenses to average net assets(5)     2.39%         2.35%        2.35%        2.39%(3)
   Ratio of net investment income (loss) to      -1.69%        -0.56%        0.32%       17.25%(3)(4)
     averge net assets
   Ratio of expenses to average net assets,       2.96%         2.99%        3.33%       14.61%(3)
     before voluntary fee reductions(5)
   Ratio of net investment income (loss) to      -2.26%        -1.20%       -0.66%        5.03%(3)
     average net assets before voluntary
     fee reductions
   Portfolio turnover rate                     1011.63%      1574.17%     1237.35%       18.77%(2)

(1)  Date of commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) This ratio is higher than normal for a fund of this type because it is an annualized ratio based on the net investment income earned during the period which included annual dividends from its investment holdings.
(5) These ratios exclude the expenses of the mutual funds in which the Fund invests.

 See accompanying notes to financial statements.


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                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

1.   ORGANIZATION

The PROACTIVE Asset Allocation Funds Trust was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The OPTI-flex Dynamic Fund (the "Fund"), a series of the PROACTIVE Asset Allocation Fund, commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock. The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements -- The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Security Transactions - The Fund records purchases and sales of investments on the trade date. The Fund calculates realized gains and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

Dividends and Distributions -- Dividends to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income annually. The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal


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                       [LOGO] THE OPTI-flex DYNAMIC FUND


                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                DECEMBER 31, 1999


tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Organizational Costs -- Costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption by the stockholders of any of the initial 10,000 shares will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the initial shares redeemed to the aggregate amount of the initial shares then outstanding after taking into account any prior redemptions of any of the initial shares.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million.

During the year ended December 31, 1999, PROACTIVE voluntarily reimbursed expenses totaling $75,385 so that total expenses of the Fund would not exceed 2.40% of average daily net assets. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee reimbursements. The investment advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts. During the year ended December 31, 1999, distribution expenses were reduced by $1,570 due to reimbursements.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor and currently own 26% of the capital stock outstanding.

4.   PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales, excluding short-term investments and U.S. Government and agency obligations, were $137,072,720 and $136,964,648 respectively.

As of December 31, 1999, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                         Investments   Unrealized    Unrealized   Net Unrealized
                           at cost    Appreciation  Depreciation   Appreciation
                           -------    ------------  ------------   ------------
Opti-flex Dynamic Fund   $13,824,725   $5,191,309    ($223,485)     $4,967,824


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INDEPENDENT AUDITOR'S REPORT


The Shareholders and Board of Trustees of
The Proactive Asset Allocation Funds-The OPTI-flex Dynamic Fund:


We have audited the accompanying statement of assets and liabilities of the OPTI-flex Dynamic Fund (the Fund), including the portfolio of investments, as of December 31, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodia n and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the OPTI-flex Dynamic Fund at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                                      KPMG LLP


Columbus, Ohio
February 11, 2000


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                               INVESTMENT ADVISOR
                        PROACTIVE Money Management, Inc.


                                   DISTRIBUTOR
                       PROACTIVE Financial Services, Inc.


                        ADDRESS OF ADVISOR & DISTRIBUTOR
                              21 Hawk Ridge Circle
                           Lake Saint Louis, MO 63367
                                  888-776-2284
                                  636-561-0100


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                  Firstar Tower
                                425 Walnut Street
                              Cincinnati, OH 45202


                            TRANSFER AGENT & DIVIDEND
                                DISBURSING AGENT
                          Mutual Funds Service Company
                               6000 Memorial Drive
                                Dublin, OH 43017


                                  LEGAL COUNSEL
                     Armstrong, Teasdale, Schlafly, & Davis
                             One Metropolitan Square
                            St. Louis, MO 63102-2740


                                    AUDITORS
                                    KPMG LLP
                              Two Nationwide Plaza
                               Columbus, OH 43215



                        PROACTIVE Asset Allocation Funds
                              21 Hawk Ridge Circle
                           Lake Saint Louis, MO 63367
                                  636-561-0100